biota



January 2014

Safe Harbor

This presentation contains forward-looking statements about Biota Pharmaceuticals, Inc. and its business, business prospects, strategy and plans, including but not limited to statements regarding anticipated preclinical and clinical drug development activities and timelines and market opportunities. All statements other than statements of historical facts included in this presentation are forward looking statements. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “intends,” “likely,” “will,” “should,” “to be,” and any similar expressions or other words of similar meaning are intended to identify those assertions as forward-looking statements. These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those anticipated. Factors that may cause actual results to differ materially from such forward-looking statements include those identified under the caption “Risk Factors” in the documents filed by Biota Pharmaceuticals with the Securities and Exchange Commission from time to time, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except to the extent required by applicable law or regulation, Biota Pharmaceuticals undertakes no obligation to update the forward-looking statements included in this presentation to reflect subsequent events or circumstances.

Biota Pharmaceuticals (Nasdaq:BOTA)

- Focused on treating and preventing respiratory viral infections
- Influenza
  - Zanamivir – First approved neuraminidase inhibitor (NI) for the prevention and treatment of uncomplicated influenza
    - Marketed globally as Relenza® by GSK
  - Laninamivir octanoate (LANI) - 2nd generation long-acting NI for the prevention and treatment of uncomplicated influenza
    - Marketed in Japan as Inavir® by Daiichi Sankyo
- Human Rhinovirus (HRV)
  - Vapendavir - Phase 2 oral antiviral to treat human rhinovirus infections in patients with moderate to severe asthma and to maintain asthma control
- Respiratory Syncytial Virus (RSV)
  - RSV2 & RSV3 – Preclinical stage, oral small molecules for the treatment of RSV in pediatric and immunocompromised patients
- Well capitalized to execute clinical development strategy
  - $60.8 M cash-on-hand as of 9/30/2013
  - Relenza® and Inavir® royalty revenues
  - Low net burn rate

biota

Current Pipeline

	Preclinical	Phase I	Phase II	Phase III	Marketed	Commercial Partner/ Funding
Zanamivir (Relenza®) - Influenza A&B	*Treatment & Prophylaxis*					gsk GlaxoSmithKline
Laninamivir Octanoate (Inavir®) - Japan - Influenza A&B	*Treatment & Prophylaxis*					Daiichi-Sankyo
Laninamivir Octanoate (LANI) - U.S./ROW - Influenza A&B	*Treatment*		***BARDA Contract***			BARDA
Vapendavir (BTA-798) - Human rhinovirus (HRV)	*Treatment*					
RSV fusion inhibitors - Respiratory syncytial virus	*Treatment*					

biota

Laninamivir Octanoate
A Long-Acting Neuraminidase Inhibitor
(LANI)

Laninamivir Octanoate (LANI)


H3C(CH2)6COO
OCH3
H
O
CO2H
OH
CH3CONH
HN
NH2
NH
Hydrolysis
HO
OCH3
H
O
CO2H
OH
CH3CONH
HN
NH2
NH

laninamivir octanoate
pro-drug

laninamivir
active metabolite

Antiviral levels of laninamivir can be detected in the lung 10 days after a single inhalation


HO
OH
H
O
CO2H
OH
CH3CONH
HN
NH2
NH
Relenza®

biota

Laninamivir Octanoate (LANI)

- "One and done" treatment paradigm significantly differentiates LANI from the currently approved influenza therapies
- Marketed as Inavir® in Japan by Daiichi Sankyo
  - *Treatment* - 40 mg single treatment
  - *Prophylaxis* - 20 mg single treatment for two consecutive days
- Favorable resistance profile
  - Active against oseltamivir and peramivir resistant viruses (H1N1; H275Y)
- Captured >40% market share after two seasons on market in Japan
  - Approved in 2010
  - >7M doses administered to-date with good safety profile
  - Japanese patent expiry 2024



Laninamivir (Inavir®) vs. Oseltamivir (Tamiflu®) Adult Phase 3 Efficacy Data from Japan


Laninamivir, 20 mg N=326
Laninamivir, 40 mg N=334
Oseltamivir N=336
Cumulative proportion (%)
100
90
80
70
60
50
40
30
20
10
0
0 24 48 72 96 120 144 168 192 216 240 264 288 312 336 360 384 408 432 456 480 504 528
Time from the initiation of trial treatment (h)

Primary endpoint: Median time to illness alleviation
20 mg Laninamivir (single treatment) – 85.8 hrs
40 mg Laninamivir (single treatment) – 73.0 hrs
75 mg Oseltamivir (BID X 5 days) – 73.6 hrs

Watanabe et al., Clinical Infectious Diseases 2010:51(10):1167-1175

Figure 2. Time to illness alleviation in patients included in the full analysis set. The *open circles* indicate the patients whose influenza symptoms had not yet been alleviated by the time of their withdrawal from the study or the end of the observation period.

- Phase 3 data demonstrated that a single treatment with Inavir® was non-inferior to 5 days of treatment with Oseltamivir (Tamiflu®)
- The proportion of patients shedding virus at day 3 was significantly lower (p=0.006) in the 40 mg laninamivir treated cohort (27.6%) compared to the 75 mg oseltamivir treated patients (37.7%)

biota

Inavir® vs. Oseltamivir (Tamiflu®)
Phase 3 Safety and Tolerability Data in Japanese Trial

	20 mg Laninamivir (n=326)	40 mg Laninamivir (n=337)	75 mg Oseltamivir (n=336)
Diarrhea (%)	5.5	7.7	7.7
Nausea (%)	2.1	1.2	1.8
Vomiting (%)	0.3	0.3	2.4
Dizziness	1.8	0.9	0

All drugs were well tolerated, the most common adverse events were gastrointestinal events.

Watanabe et al., Clinical Infectious Diseases 2010:51(10):1167-1175

Laninamivir (Inavir®) vs. Oseltamivir (Tamiflu®) Pediatric Phase 3 Efficacy Data from Japan

Full Analysis Set



Laninamivir, 20 mg N=61
Laninamivir, 40 mg N=61
Oseltamivir N=62
Cumulative proportion (%)
Time from the start of the trial treatment (h)

Primary endpoint: Median time to alleviation of influenza illness

20 mg Laninamivir (single treatment) – 56.4 hrs p<0.009
40 mg Laninamivir (single treatment) – 55.4 hrs p<0.059
75 mg Oseltamivir (BID X 5 days) – 87.3 hrs

biota

Sugaya and Ohashi, Antimicrobial Agents and Chemotherapy, June 2010:54 (6), 2575-2582

Comparison of Approved Neuraminidase Inhibitors


RELENZA
Diskhaler




Tamiflu®
DIN 02241472
Oseltamivir phosphate capsules
Gélules de phosphate d'oseltamivir
75 mg
10 capsules/gélules
Roche

Effective against Tamiflu-resistant viruses	✓	✓	✗
"Once and done"	✗	✓	✗
Direct to the site of infection	✓	✓	✗
Simple device	✗	✓	✓
Safe & Effective*	✓	✓	✓

*Approved in Japan and sold as Inavir® by Daiichi Sankyo

biota

Seasonal Neuraminidase Inhibitor Market



Average = $781,170,000
Median = $713,690,000
Neuraminidase Inhibitor Sales ('000)
7 Major Markets
1500000
1000000
500000
0
08-09
09-10
10-11
11-12
12-13
Influenza Season

Source: IMS

biota

Influenza Market Opportunities

Seasonal Market

- Occurs annually during fall and winter seasons in temperate regions
- Circulates between Southern and Northern hemispheres with two peaks in tropical countries
- Approximately 3.5 million cases of severe illness worldwide annually
- ≈300,000 to 500,000 deaths mostly in the very young and in those over 65

Stockpile Market

- WHO recommends governments stockpile to cover 25%+ of the population
- The majority of the U.S. stockpile of Tamiflu® and Relenza® scheduled to expire by end of 2014
- Traditional Relenza (15%)/Tamiflu (85%) mix potentially shifting toward 50/50 mix
- Direct-to-government sales
- Estimated to be similar in size to seasonal market over the long run

LANI Development in the U.S.

- Biota is developing LANI outside of Japan for treatment of influenza A&B
- The Biomedical Advanced Research and Development Authority (BARDA), awarded Biota a 5-year contract for up to $231M for the development of LANI in the United States
- Phase 2 Randomized, Double Blind, Placebo Controlled, Parallel Arm Study to Investigate the Efficacy and Safety of Inhaled Laninamivir Octanoate TwinCaps® Dry Powder Inhaler in Adults with Symptomatic Influenza A or B Infection **(IGLOO)**
  - Regulatory filings in 16 countries
  - Enrollment began in the Southern Hemisphere in mid-June 2013
  - Dosing in the Northern Hemisphere commenced in December 2013
- Additional ongoing clinical trials
  - Phase 1 QT/QTc study (dosing initiated in December)
  - Phase 1 trial in adults with asthma (dosing initiated in December)
  - Phase 1/2 trial in children infected with influenza

biota

Phase 2 "IGLOO" Trial

- Placebo controlled study of 40 or 80 mg of laninamivir octanoate delivered by the dry powder inhaler TwinCaps®
  - N ≥ 636 adult subjects presumed to have influenza
    - Targeting 444 PCR confirmed influenza patients
  - Primary endpoint is time to alleviation of influenza symptoms and (cough, sore throat, nasal congestion, headache, body aches and pains, feeling feverish and fatigue) and fever for ≥ 24 hours
- Goal is to fully enroll trial by March/April 2014 and have top-line data available by mid-year 2014
  - Approximately 30% enrolled to date

igloo

biota

Vapendavir

Vapendavir (BTA-798)

- Oral small molecule VP-1 capsid binding inhibitor of human rhinovirus (HRV)
  - Potent, broad spectrum HRV antiviral
    - $EC_{50} < 100$ nM for ≈ 90% of HRV serotypes
- Target markets
  - Patients with moderate to severe asthma, COPD, and those that are immunocompromised
- Phase 2a challenge study successfully demonstrated prophylactic proof-of-concept in healthy adults
  - 400 mg vapendavir BID demonstrated lower peak viral level (p=0.031) and lower total virus (p=0.017) compared to placebo

Clinical Experience with Vapendavir in Asthma Patients

- Phase 2b trial of Vapendavir (400 mg BID) treatment of naturally acquired HRV infections in chronic mild-moderate asthma patients (N=300)
  - Successfully met the Wisconsin Upper Respiratory Symptom Survey (WURSS-21) severity score primary endpoint with statistically significant difference in the mean daily change in WURSS-21 severity score over Days 2-4 (anticipated peak of infection) in the ITT-I population (p=0.02)
  - Mean reduction in Asthma Control Questionnaire (ACQ-5) score was greater in the vapendavir group compared to the placebo treated cohort at study days 14 and 28
  - Vapendavir treatment was associated with decreased viral shedding
- Safety profile generated to-date among 263 unique subjects is favorable
  - No serious adverse events (SAE) in Vapendavir arm, 1 SAE in placebo
  - The most common adverse events (<5%) occurring to vapendavir-treated patients were headache, URI, sinusitis, bronchitis, nausea, diarrhea, and pyrexia

Rationale for Clinical Development

- Rhinovirus infection is a leading cause of asthma exacerbations and the subsequent loss of asthma control
  - Upper respiratory viral infections involved in ≈50% of asthma exacerbations
- Attractive commercial opportunity
  - >10M* cases of moderate and severe persistent asthma in the U.S.
- Potential study population: Partially controlled and uncontrolled asthma patients who have symptoms of HRV infection
  - Primary endpoint - improvement in asthma control of ≥0.5 (ACQ-5)
- Multiple opportunities exist for label and line extensions
  - Pediatrics, COPD, and transplant patients
- Vapendavir has demonstrated a favorable safety and tolerability profile
- Proof of principle established in asthma patients

*Datamonitor Asthma Epidemiology, July 2012

Respiratory Syncytial Virus (RSV) Fusion Inhibitors

biota

Significant Market Opportunity for a RSV Antiviral

- U.S. Market Analysis
  - More than 2.3 million children <5 years present to a doctor with RSV infection each year
  - 75% of children present within 72 hours of symptom onset
  - During the RSV season, clinical diagnosis is >80% predictive of infection


At-risk adults
1.1m
Pediatric
Patients
2.3m
Hospitalised
adults
0.2m
Elderly
0.3m

Source: Primary market research conducted for Biota by RAL Strategies in August 2012

biota

Target Product Profile

- Small molecule RSV fusion inhibitor
  - Acts at early stage of viral replication
  - Active against both RSV A & B
- Oral and intravenous (IV) dose forms
  - PK supports likelihood of QD dosing
- Primary indication
  - Treatment of clinical manifestations of RSV infections in pediatric patients based on clinical and/or definitive diagnosis
- Secondary indications for immunocompromised patients and the elderly

Competitive RSV Antiviral Profile

- Low nanomolar (nM) potency versus both RSV A & B strains
- Favorable cytotoxicity profile
- No shift in potency in the presence of human serum proteins

	RSV A2 (EC_{50}, nM)	RSV A2 + α-1 Acid Glycoprotein (EC_{50}, nM)	RSV B/Washington (EC_{50}, nM)	Cytotoxicity (CC_{50}, nM)
BTA-RSV2	23	7	208	> 20,000
BTA-RSV3	13	12	167	> 20,000
MDT-637	0.1	0.1	0.3	> 3,000
TMC353121	0.4	22	0.3	11,000

biota

Potent Antiviral Activity in a Human Lung Model

- MatTek EpiAirway™: Human-derived tracheal/bronchial epithelial cells (TBE) that have been cultured to form a multilayered, highly differentiated model which closely resembles the epithelial tissue of the respiratory tract.

Stained cross-section EpiAirway tissue (40X objective)



← Ciliated apical surface

← Collagen matrix at basolateral surface

Stained cross-section of normal human bronchiole (10X objective) showing pseudo-stratified differentiated mucociliary phenotype.



← Cilia

← Surrounding lung tissue

Compound	MatTek tissue EC_{50} (nM)	MatTek tissue CC_{50} (µM)
RSV604 (Novartis)	167.2	ND
BTA-RSV2	8.4	>40
BTA-RSV3	7.8	>40

Favorable Cell Cytotoxicity Profile

Cell Line	Origin	BTA-RSV2	BTA-RSV3
		CC_{50} (µM)	CC_{50} (µM)
H9C2	Rat heart myoblast	>100	>100
NRK	Rat kidney	>100	>100
Clone 9	Rat liver	>100	>100
MDCK	Canine kidney	>100	>100
Vero	Monkey kidney	>100	>100
HeLa Ohio	Human epithelial	>100	>100
HEK293	Human kidney	>100	>100
HepG2 galactose	Human liver	>100	>100
HepG2 glucose	Human liver	>100	>100
Cardiomyocytes	Human heart	>100	>100

Excellent Oral Bioavailability in Dogs



Plasma Concentration (µM)
100
10
1
0.1
0.01
0.001
0
4
8
12
16
20
24
Hours Post-Dose
BTA-RSV2
BTA-RSV3
9X EC90
7X EC90
RSV-02 EC90
RSV-03 EC90

Single Oral Dose = 20 mg/kg

biota

RSV Program Timelines

- Scaling up sufficient material to test both BTA-RSV2 and BTA-RSV3 in 28-day non-GLP rat toxicology studies
- Subject to these studies, goal is to select one of the compounds for IND-enabling GLP studies mid 2014
- Successful outcomes of IND-enabling studies could support filing of IND in approximately 12 months

Balancing the Pipeline

- Current business strategy includes licensing, acquiring or obtaining additional clinical-stage development programs to better balance our clinical-stage pipeline
- Focused on development programs addressing respiratory, pulmonology or viral infections
  - Biota's historical areas of focus
  - Phase 1 or Phase 2 ready
  - Potential to deliver Phase 2 POC in 2 years or less
  - Orphan indications
- Considering opportunities that are incremental, not transformational programs
  - Not intended to materially alter the current investment thesis or strategic focus

Financials (9/30/2013)

Nasdaq Symbol	BOTA
Commons Shares Outstanding (primary)	28.4M
Cash and short-term investments	$60.8M

Summary

- Leveraging our antiviral respiratory expertise and franchise
  - Two partnered neuraminidase inhibitors (Relenza® and Inavir®) provide on-going royalty revenue
  - LANI program in Phase 2
  - Promising asthma and RSV programs
- Fully-appropriated $231 million BARDA contract to complete development of LANI in U.S. for the treatment of influenza A & B
  - LANI exhibits several competitive advantages as a "one and done" treatment option
  - Initiated a robust multi-national Phase 2 trial (IGLOO) in mid-June
- Financially well positioned to execute our business plan and achieve value inflection milestones over next several years
  - $60.8M cash-on-hand at 9/30/2013
  - Low net burn rate
- Pursuing additional acquisition, in-licensing and partnering activities to better balance pipeline with clinical-stage assets

Contact Info

www.biotapharma.com

Russell H. Plumb
President and Chief Executive Officer
(678) 221-3351
r.plumb@biotapharma.com

Joseph M. Patti, Ph.D.
Executive Vice President, Corporate
Development & Strategy
(678) 221-3352
j.patti@biotapharma.com

Lee M. Stern
The Trout Group
(646) 378-2922
lstern@troutgroup.com



biota